UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

Las Vegas Sands Corp.

(Exact name of registrant as specified in its charter)

Nevada	00132373	27-0099920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 414-1000 Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

4.3	Letter regarding certain debt instruments.

10.27	Assignment and Assumption Agreement dated as of December 20, 2004 by and among Las Vegas Sands Inc., Las Vegas Sands Corp. and Sheldon G. Adelson.

10.39	Registration Rights Agreement, dated as of December 20, 2004 by and among Las Vegas Sands Corp. and the stockholders named therein.

10.40	Registration Rights Agreement, dated as of February 10, 2005 by and among Las Vegas Sands Corp., as the issuer, Las Vegas Sands Inc., Venetian Casino Resort, LLC, Mall Intermediate Holding Company, LLC, Lido Intermediate Holding Company, LLC, Lido Casino Resort, LLC, Venetian Venture Development, LLC, Venetian Operating Company LLC, Venetian Marketing, Inc. and Venetian Transport LLC as the guarantors, and Goldman, Sachs & Co., Lehman Brothers Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and UBS Securities LLC as the initial purchasers.

10.56	Tax Indemnification Agreement dated as of December 17, 2004 by and among Las Vegas Sands Corp., Las Vegas Sands Inc. and the stockholders named therein.

10.66	Employment Agreement, dated as of December 9, 2004, by and among Las Vegas Sands Corp., Las Vegas Sands Inc. and Bradley K. Serwin.

21.1	Subsidiaries of Las Vegas Sands Corp.

[FORM 8-K OF LVSC ATTACHING EXHIBITS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS SANDS CORP.

By:	/s/ Bradley K. Serwin
Name:	Bradley K. Serwin
Title:	Secretary

Date: April 1, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
4.3	Letter regarding certain debt instruments.

10.27	Assignment and Assumption Agreement dated as of December 20, 2004 by and among Las Vegas Sands Inc., Las Vegas Sands Corp. and Sheldon G. Adelson.

10.39	Registration Rights Agreement, dated as of December 20, 2004 by and among Las Vegas Sands Corp. and the stockholders named therein.

10.40	Registration Rights Agreement, dated as of February 10, 2005 by and among Las Vegas Sands Corp., as the issuer, Las Vegas Sands Inc., Venetian Casino Resort, LLC, Mall Intermediate Holding Company, LLC, Lido Intermediate Holding Company, LLC, Lido Casino Resort, LLC, Venetian Venture Development, LLC, Venetian Operating Company LLC, Venetian Marketing, Inc. and Venetian Transport LLC as the guarantors, and Goldman, Sachs & Co., Lehman Brothers Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and UBS Securities LLC as the initial purchasers.

10.56	Tax Indemnification Agreement dated as of December 17, 2004 by and among Las Vegas Sands Corp., Las Vegas Sands Inc. and the stockholders named therein.

10.66	Employment Agreement, dated as of December 9, 2004, by and among Las Vegas Sands Corp., Las Vegas Sands Inc. and Bradley K. Serwin.

21.1	Subsidiaries of Las Vegas Sands Corp.